UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

AFFINITY GROUP HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124109	20-2428068
(State of incorporation)	Commission File Number	(IRS Employer
Identification No.)

2575 Vista Del Mar Drive
Ventura, CA 93001	(805) 667-4100
(Address of executive offices)	(Registrant’s telephone
number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instructions A.2. below)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13d-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On September 14, 2009, Affinity Group Holding, Inc. (the “Company”) received consent letters (the “Institutional Consents”) from certain institutional holders of its 10 7/8% Senior Notes Due 2012 (the “AGHI Notes”) holding in the aggregate $65,835,969 principal amount of the AGHI Notes outstanding and consent letters (the “Other Consents” and collectively with the Institutional Consents called the “Consents”) from certain non-institutional holders of the AGHI Notes holding in the aggregate $46,555,946 principal amount of the AGHI Notes outstanding.  The aggregate principal amount of the AGHI Notes outstanding is $113,648,603 so the holders executing the Consents held 98.9% of the outstanding principal amount of the AGHI Notes.  On September 14, 2009, the Company paid the interest on the remaining $1,256,688 principal amount of AGHI Notes that are outstanding and for which an Institutional Consent or an Other Consent was not obtained.

The Company has engaged in discussions with the holders of the AGHI Notes regarding a refinancing or restructuring of the indebtedness of the Company and its subsidiary, Affinity Group, Inc. (“AGI”).  As part of those discussions, the Company did not pay the interest on the AGHI Notes that was due on August 15, 2009, but the indenture governing the AGHI Notes provides a 30 day grace period for the payment of interest that was to have been paid on that date.  Pursuant to the Institutional Consents, the Company has agreed to pay the legal fees for a law firm to represent the holders who signed the Institutional Consents in connection with such discussions and has paid a $150,000 retainer to that law firm.  In addition, the Company has paid a consent fee equal to ¼ of 1% of the principal amount to the holders who signed the Institutional Consents or an aggregate of $164,600.  As of January 12, 2010, the holders who signed the Institutional Consents have agreed to extend the interest payment date on their AGHI Notes to January 15, 2010.  As of October 28, 2009, the holders who signed the Other Consents have agreed to extend the interest payment date on their AGHI Notes to the date that is five business days after the date of termination of the Institutional Consents, including any additional extensions of the Institutional Consents.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

a. Financial Statements:  N/A

b. Pro forma financial statements:  N/A

c. Shell company transactions:  N/A

d. Exhibits:  None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GROUP HOLDING, INC.
(Registrant)

Date: January 12, 2010	/s/ Thomas F. Wolfe
Thomas F. Wolfe
Senior Vice President
and Chief Financial Officer